UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 12, 2024

POWERDYNE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53259	20-5572576
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

45 Main Street North Reading, MA 601864

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(401) 739-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm.

On April 10, 2024, Fortune CPA Inc.(“Fortune”) was dismissed as an independent registered public accounting firm for Powerdyne International, Inc. (the “Company”).

Fortune was only retained on January 16, 2024, and dismissed approximately three months later. During that three-month period, Fortune prepared no financial statements, audited or unaudited, nor were any financial statements filed with the SEC. There were no disagreements with Fortune on any matter of accounting principles or practices, but there were disagreements on procedures and auditing scope.

The Company provided Fortune with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Fortune’s letter, dated April 12, 2024, to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of a New Independent Registered Public Accounting Firm.

On April 10, 2024, the Company engaged Olayinka Oyebola & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company’s Board approved the decision to appoint Olayinka Oyebola & Co. of Directors.

During the two most recent fiscal years ended December 31, 2022, and 2021, and during the subsequent interim period from January 1, 2024, through April 10, 2024, neither the Company nor anyone on its behalf consulted Olayinka Oyebola & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Olayinka Oyebola & Co. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description:

16.1	Letter from Fortune CPA Inc., dated April 12, 2024, to the Securities and Exchange Commission
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

POWERDYNE INTERNATIONAL, INC

Date: April 15, 2024	By:	/s/ James O’Rourke
James O’Rourke
Chief Executive Officer